ANNUAL REPORT
                               SEPTEMBER 30, 2002

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                                   A NO-LOAD
                                  MUTUAL FUND

                                      FMI
                                  Common Stock
                                   Fund, Inc.

                                                                 October 8, 2002

Dear Fellow Shareholders,

  The third calendar quarter and year-to-date period was difficult for stocks and one of the worst on record. The FMI Common Stock Fund declined 11.5% for the quarter and calendar year-to-date is down 10.8%. The Russell 2000 and the S&P 500 were down 21.4% and 17.3% in the quarter, respectively. For the calendar year-to-date, the respective declines for the Russell 2000 and S&P 500 were 25.1% and 28.2%. Our investment approach continues to shield us from the worst of the bear market, but losses are unpleasant nonetheless. While most of the decline in the stock market over the past two and one half years was due to the precipitous fall of the technology, telecom and high valuation sectors, there was a sharp correction in almost all stocks in the last month or so of the September quarter and the FMI Common Stock Fund was not spared.

  Investors continue to be concerned about economic growth, terrorism, war and corporate malfeasance. These four issues beget fears of falling employment, consumer confidence, capital spending and higher energy prices. There is, at least as of this writing, widespread pessimism. In short, it looks like a classic bear market.

  Use of the word "classic" with respect to a bear market might suggest a pattern and perhaps something predictable in nature. Unfortunately, that is not the case; however, we thought it would be instructive to illustrate past bear markets so as to put the current one in perspective. The accompanying table is courtesy of Crandall, Pierce & Company.

                     BEAR MARKETS SINCE 1900 (102.75 YEARS)
                AS MEASURED BY THE DOW JONES INDUSTRIAL AVERAGE

 MARKET PEAK            MARKET TROUGH           DECLINE           DURATION
 -----------            -------------           -------           --------
February 5, 1900        September 24, 1900      -22.53%          7.6 Months
June 17, 1901           November 9, 1903        -46.14%         28.7 Months
January 19, 1906        November 15, 1907       -48.54%         21.8 Months
November 19, 1909       February 24, 1915       -46.07%         63.2 Months
November 21, 1916       December 19, 1917       -40.13%         12.9 Months
November 3, 1919        August 24, 1921         -46.58%         21.7 Months
September 3, 1929       July 8, 1932            -89.19%         34.1 Months
September 7, 1932       February 27, 1933       -37.25%          5.7 Months
July 18, 1933           October 21, 1933        -23.03%          3.1 Months
February 5, 1934        July 26, 1934           -22.78%          5.6 Months
March 10, 1937          April 28, 1942          -52.20%         61.6 Months
May 29, 1946            June 13, 1949           -23.95%         36.5 Months
December 13, 1961       June 26, 1962           -27.10%          6.4 Months
February 9, 1966        May 26, 1970            -36.58%         51.5 Months
January 11, 1973        December 6, 1974        -45.08%         22.8 Months
September 21, 1976      February 28, 1978       -26.87%         17.2 Months
April 27, 1981          August 12, 1982         -24.13%         15.5 Months
August 25, 1987         October 19, 1987        -36.13%          1.8 Months
July 17, 1990           October 11, 1990        -21.16%          2.8 Months
January 14, 2000        September 30, 2002      -35.24%         32.5 Months
                                                -------         -----------
AVERAGE                                         -37.53%         22.7 MONTHS
MEDIAN                                          -36.35%         19.5 MONTHS
                                                -------         -----------

Data as of 9/30/02.  Source: Dow Jones & Company; Copyright(c) Crandall, Pierce
                                   & Company

  The table shows the Dow Jones Industrial Average peak to trough price data along with the duration of the twenty bear markets of the last century. The twentieth bear market may have ended on October 7, at the Dow Jones close of 7423. (As of this writing, the Dow is 7501). If the October 7th price proves to be the low for this cycle, then the Dow Jones decline of 36.7% will be about average and the duration of 33 months will be significantly longer than the average for past cycles. As the table illustrates, the average decline is 37.5% and the average duration is 22.7 months. The longest bear market was 63 months (1909-1915) and the shortest was less than two months (1987). The deepest decline was 89% (1929-1932), and the most shallow was 21% (1990). There have been only five bear markets that have lasted longer than the current one.

  It is not our custom to make predictions about the market and we won't do so here. We will point out, however, that the previous bull market was much longer and more powerful than any prior bull market. While equity valuations are getting more attractive, one could hardly argue that they are near the low end of historical averages. But they are now reasonable and given the low level of interest rates and inflation, the investment environment looks more positive than we have seen in awhile.

  Many shareholders have asked about our views on the economy and the various issues mentioned in paragraph two. We have found over the years that the government statistics are usually late and often inaccurate. Throughout most of the summer the economic statistics suggested a nice, steady improvement in employment and the economy. Our opinion, based on anecdotal information and unscientific sampling, was that business was still very tough and that corporations and consumers were pulling in their horns. We continue to feel that excesses are still being wrung out of various industries and that certain sectors may not ever return to prominence. Despite heavy home refinancing activity, we are not expecting a big push from the consumer. Consumer and business indebtedness is very high and it will take time to buttress balance sheets. Business inventories are, however, quite low and this will aid in a potential cyclical recovery next year. Corporate cost structures have also been pared, which will help earnings when the economy recovers.

  We think war and terrorism are issues not easily dismissed and could linger for years. We are not concerned about a military victory in Iraq. We are concerned about our Middle East policy, the NATO alliance and how the USA is perceived by the Muslim world. These issues are beyond the scope of an investment letter. Suffice it to say that these big issues will likely keep a lid on valuations over the foreseeable future.

  Despite the pessimism that abounds in these times, money can be made buying and holding good companies at reasonable prices. The performance of the FMI Common Stock Fund over the past few years demonstrates this. We would like to highlight a few of your investments.

ProQuest Co.
------------

  ProQuest has two divisions. The Information and Learning division is a leading publisher of information electronically, in microform and on paper. Customers include libraries in 160 countries and nearly every university library in the United States. The Business Solutions division publishes electronic parts catalogs and performance management systems, which are sold to approximately 38,000 automotive and powersports dealers and OEMs. Both businesses operate under a subscription model and thus exhibit a high degree of recurring revenue. The electronic parts catalog business is a wonderful business with real barriers to entry. Although it is a more modest grower, it generates significant free cash flow.

  ProQuest benefits from the movement to electronic media, which makes their products significantly more user friendly and facilitates more effective new product development. The Company has a deep historical library of microform data that is being digitized and sold to researchers. The Company has the world's largest commercial information archive and has, under long-term contracts, 18,000 periodicals and 7,000 newspaper files. Under their digital vault initiative, ProQuest has digitized a number of projects, including nearly every English language book from the mid 1400s to the 1700s as well as The New York Times and The Wall Street Journal since their very first issues. Many more projects are under way. The XanEdu product line addresses the dynamic needs of teachers and professors by offering on-line and printed coursepacks and supplemental educational material.

  Recently we spent a day in Ann Arbor evaluating some of the new products at ProQuest. XanEdu, the digital vault initiative and the core ProQuest search engine have terrific opportunities. We think they can be multiples of their existing size over the long term. The financial characteristics of the Company are changing for the better, as a somewhat messy former corporate structure has been restructured. The stock is reasonably priced at less than seven times EBITDA and 14 times earnings.

Arrow Electronics, Inc.
-----------------------

  Arrow is a leading worldwide distributor of semiconductors, passive and other electronic components and subassemblies. The Company also offers a variety of value-added services such as design, programming, inventory and supply chain management. Despite its relatively modest market capitalization, Arrow and its twin competitor Avnet, have a market share in excess of 50% of the components distribution business. The industry has undergone a tremendous consolidation over the past ten years and is poised for better profitability once the current cyclical decline has turned. We are optimistic about the long-term growth rate of semiconductors and Arrow is a call on this industry.

  Arrow is an unusual stock from the standpoint that even though the fundamental growth of the Company's earnings has been roughly in line with the long term growth rate of the semiconductor industry (10-15%), the stock has not kept pace. Unlike many OEM semiconductor manufacturers who have come and gone over the years, Arrow's competitive picture has actually improved. Prior to the recent industry downturn, the margin structure at the Company in the 1990s was significantly better than in the 1980s. There is no denying the fact that the semiconductor industry is highly cyclical and so is Arrow. Nevertheless, through a full cycle, the Company's return on invested capital has been respectable and above average.

  Normally we cringe when someone discusses an investment idea as "a trade." This connotes the notion that the stock isn't of long-term investment quality. We have always felt if a stock wasn't of long-term interest, it wasn't of short term either. It is plain to see looking at the history of Arrow's stock price, that long-term investors have under performed the market. Yet we have done reasonably well over the years by lightening up on the stock when it gets rich and buying more when it gets cheap. While we yearn for the day when the market recognizes the true value of the enterprise (and a permanently higher multiple), we are not holding our breaths. Currently the stock trades at an enterprise value (market capitalization plus net debt) to sales multiple of .36. At the bottom of the Asian crisis market in 1998, the multiple was .40. The low point for the stock was .27 in the horrible technology and stock market environment of 1990. In good times, the stock has frequently sold north of .50 on an EV/Sales basis. If revenues exceed their previous peak by 15% over the next several years, this would translate into a stock greater than $50 per share versus the current price of $13.

Core Laboratories
-----------------

  Core Labs is a leading oil service company focusing on maximizing reservoir recovery. Our investment thesis is that the stock's current discount valuation should return to its historical premium versus its peer group. The Company's services and products have relatively few direct competitors. In addition, their historic return on invested capital has been above average.

  Unlike many others in the oil service industry, a majority of Core Lab's revenues is not tied to the North American rig count. Roughly two-thirds of revenues are international and mostly comprised of large-scale oil development projects run by major integrated oil companies or large independents. There is one division, Production Enhancement, which is affected by fluctuations in the largely natural gas-driven domestic rig count. Management is cutting costs here, as well as in a second division, to bring these near-breakeven divisions back to reasonable profit margins. Their largest division, Resource Description, representing 60% of total revenues, continues to perform quite well. Two services offered in this division, core sampling and fluids analysis, are fundamental to enhancing production flow and increasing ultimate reservoir recoverability. Demand for these services, which are high return on investment projects for oil companies, does not fluctuate as much as the typical oil service company's revenues.

  The stock is attractively valued based on a reasonable industry recovery thesis in 2003 and beyond. The stock is approximately 10 times earnings estimates for next year and less than six times EV/EBITDA.

  Thank you for your continued support of the FMI Common Stock Fund, Inc.

  Sincerely,

  /s/Ted D. Kellner, C.F.A

  Ted D. Kellner, C.F.A
  President and
  Portfolio Manager

  /s/Donald S. Wilson, C.F.A

  Donald S. Wilson, C.F.A
  Vice President

  /s/Patrick J. English, C.F.A.

  Patrick J. English, C.F.A.
  Vice President and
  Portfolio Manager

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

FMI Common Stock Fund, Inc.
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

During the fiscal year ended September 30, 2002, the FMI Common Stock Fund had a total return of 2.2%. The performance of the Fund was driven by defensive stocks, particularly health care, and insurance. Consumer and retail related stocks also appreciated significantly. The stock market continued to be highly volatile, with many strong but short-lived rallies followed by precipitous drops. Most major market indices continued to show that U.S. stocks are in a "bear market." The Nasdaq declined 21.8% in the year ended September 30, 2002. Technology and telecom related industries continued to be highly depressed and the equities tied to these industries suffered dramatic declines. These particular industries also impacted the Russell 2000 Index of small company stocks, which declined 9.3% in the fiscal year ended September 30, 2002. The FMI Common Stock also suffered from its exposure to technology and telecom. The managers felt and continue to feel that valuations are relatively attractive in these sectors. Overall valuations in the Russell 2000 are now within normal historical ranges. For the year ended September 30, 2002, the Fund's performance was roughly in line with the underlying growth rates of the companies held in the portfolio. In other words, valuations did not expand or contract significantly. Overall corporate earnings were down significantly in the fiscal year ended September 30, 2002.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                    FMI COMMON STOCK FUND, NASDAQ COMPOSITE
                 INDEX(1)<F1> AND THE RUSSELL 2000 INDEX(2)<F2>

   Date   FMI Common Stock Fund    Nasdaq Composite Index    Russell 2000 Index
   ----   ---------------------    ----------------------    ------------------
 9/30/92         $10,000                  $10,000                 $10,000
 9/30/93         $12,010                  $13,090                 $13,310
 9/30/94         $12,502                  $13,116                 $13,510
 9/30/95         $15,340                  $17,904                 $16,671
 9/30/96         $17,289                  $21,055                 $18,855
 9/30/97         $23,928                  $28,929                 $25,115
 9/30/98         $19,712                  $29,068                 $20,338
 9/30/99         $22,940                  $47,128                 $24,216
 9/30/00         $27,150                  $63,029                 $29,880
 9/30/01         $30,136                  $25,721                 $23,543
 9/30/02         $30,792                  $20,114                 $21,353

                          AVERAGE ANNUAL TOTAL RETURN
                 1-Year              5-Year             10-Year
                 ------              ------             -------
                 2.18%               5.17%               11.91%

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F1> NASDAQ Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.
(2)<F2> The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service market of the Frank Russell Company.

FMI Common Stock Fund, Inc.

(PRICEWATERHOUSECOOPERS LOGO)

100 East Wisconsin Avenue
Suite 1500
Milwaukee, WI  53202
414-212-1600

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of FMI Common Stock Fund, Inc.

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMICommon Stock Fund, Inc. (the "Fund") (formerly known as Fiduciary Capital Growth Fund, Inc.) at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

October 30, 2002

STATEMENT OF NET ASSETS
September 30, 2002

 SHARES OR
 PRINCIPAL
  AMOUNT                                                 COST         VALUE
  ------                                                 ----         -----

LONG-TERM INVESTMENTS -- 85.9% (A)<F4>
COMMON STOCKS -- 82.9% (A)<F4>

COMMERCIAL SERVICES SECTOR -- 16.3%
-----------------------------------
               BUSINESS SERVICES -- 11.5%
    155,800    ABM Industries Inc.                    $ 2,580,456  $ 2,196,780
     44,500    ALLETE, Inc.                             1,084,321      961,200
    116,000    G & K Services, Inc.                     3,292,039    3,926,600
     58,000    Manpower Inc.                            1,767,690    1,701,720
     97,300    Watson Wyatt &
                 Company Holdings*<F3>                  2,287,702    1,946,000
                                                      -----------  -----------
                                                       11,012,208   10,732,300

               INDUSTRIAL SERVICES -- 4.8%
    240,700    Republic Services, Inc.*<F3>             3,681,416    4,525,160

CONSUMER DISCRETIONARY SECTOR -- 16.7%
--------------------------------------
               CONSUMER DURABLES -- 2.1%
     83,700    Snap-on Inc.                             2,596,288    1,923,426

               PUBLISHING-MISCELLANEOUS -- 4.2%
     49,499    Harte-Hanks, Inc.                          897,054      921,176
     97,900    ProQuest Co.*<F3>                        2,909,987    2,971,265
                                                      -----------  -----------
                                                        3,807,041    3,892,441

               RETAIL TRADE -- 4.1%
    249,450    Casey's General Stores, Inc.             2,590,363    2,881,147
     36,600    Family Dollar Stores, Inc.                 598,170      983,808
                                                      -----------  -----------
                                                        3,188,533    3,864,955

               TEXTILE-APPAREL MANUFACTURERS -- 6.3%
    134,700    Liz Claiborne, Inc.                      3,313,687    3,360,765
    174,400    Paxar Corp.*<F3>                         2,186,069    2,535,776
                                                      -----------  -----------
                                                        5,499,756    5,896,541

CONSUMER STAPLES SECTOR -- 1.5%
-------------------------------

               FOODS & BEVERAGES -- 1.5%
     32,400    Lancaster Colony Corp.                   1,176,806    1,364,688

ENERGY SECTOR -- 2.7%
---------------------
               MACHINE OILWELL EQUIPMENT -- 1.0%
     95,300    Core Laboratories N.V.*<F3>                959,452      892,961

               OIL & GAS PRODUCERS -- 1.7%
     50,400    Stone Energy Corp.*<F3>                  1,894,222    1,638,000

FINANCIAL SERVICES SECTOR -- 10.3%
----------------------------------
               LIFE INSURANCE -- 3.8%
    115,100    Protective Life Corp.                    3,618,853    3,541,627

               MULTI-LINE INSURANCE -- 6.5%
     97,000    Delphi Financial
                 Group, Inc.                            3,342,146    3,532,740
     90,300    Old Republic
                 International Corp.                    1,317,723    2,562,714
                                                      -----------  -----------
                                                        4,659,869    6,095,454

HEALTHCARE SECTOR -- 13.0%
--------------------------

               ANIMAL HEALTH -- 2.2%
     67,100    IDEXX Laboratories, Inc.                 1,528,103    2,076,611

               DENTAL -- 1.8%
     24,900    DENTSPLY
                 International Inc.                       262,487    1,000,233
     51,000    Sybron Dental
                 Specialties, Inc.*<F3>                   605,450      713,490
                                                      -----------  -----------
                                                          867,937    1,713,723

               HEALTHCARE PRODUCTS -- 3.8%
     76,600    Apogent Technologies Inc.*<F3>             975,886    1,429,356
     56,900    Cambrex Corp.                            1,738,602    2,093,920
                                                      -----------  -----------
                                                        2,714,488    3,523,276

               HEALTHCARE SERVICES -- 5.2%
     55,100    Lincare Holdings Inc.*<F3>               1,711,205    1,710,304
     94,100    Renal Care Group, Inc.*<F3>              2,564,611    3,094,949
                                                      -----------  -----------
                                                        4,275,816    4,805,253

MATERIALS & PROCESSING SECTOR -- 7.7%
-------------------------------------

               CHEMICALS -- 4.0%
     50,900    Minerals Technologies Inc.               2,015,381    1,886,863
     37,000    Sigma-Aldrich Corp.                      1,332,231    1,822,990
                                                      -----------  -----------
                                                        3,347,612    3,709,853

               CONTAINERS & PACKAGING-PAPER & PLASTIC -- 3.7%
     93,050    AptarGroup, Inc.                         2,613,696    2,500,254
     48,200    Spartech Corp.                           1,049,945    1,019,912
                                                      -----------  -----------
                                                        3,663,641    3,520,166

PRODUCER DURABLES SECTOR -- 2.9%
--------------------------------

               MACHINERY-INDUSTRIAL/SPECIALTY -- 2.9%
     40,700    Regal-Beloit Corp.                         399,143      696,377
    122,000    Rockwell Automation Inc.                 2,079,091    1,984,940
                                                      -----------  -----------
                                                        2,478,234    2,681,317

TECHNOLOGY SECTOR -- 7.1%
-------------------------

               COMPUTER SERVICES SOFTWARE & SYSTEMS -- 4.3%
     83,600    Autodesk, Inc.                           1,115,430    1,059,212
    212,700    Keane, Inc.*<F3>                         2,390,680    1,435,725
    165,000    MPS Group, Inc.*<F3>                     1,005,131      957,000
    343,000    Parametric
                 Technology Corp.*<F3>                  1,800,496      617,400
                                                      -----------  -----------
                                                        6,311,737    4,069,337

               MISCELLANEOUS TECHNOLOGY -- 2.8%
    204,500    Arrow Electronics, Inc.*<F3>             3,659,956    2,582,835

UTILITIES SECTOR -- 4.7%
------------------------

               ELECTRICAL -- 2.2%
     82,800    Wisconsin Energy Corp.                   2,013,782    2,012,040

               TELECOMMUNICATION -- 2.5%
    104,200    CenturyTel, Inc.                         3,240,155    2,337,206
                                                      -----------  -----------
                   Total common stocks                 76,195,905   77,399,170

REITS -- 3.0% (A)<F4>
    110,700    ProLogis                                 2,273,780    2,757,537
                                                      -----------  -----------
                   Total long-term
                     investments                       78,469,685   80,156,707

SHORT-TERM INVESTMENTS -- 13.1% (A)<F4>

               VARIABLE RATE DEMAND NOTES -- 13.1%
 $2,331,361    American Family
                 Financial Services                     2,331,361    2,331,361
  4,300,000    U.S. Bank, N.A.                          4,300,000    4,300,000
  2,900,000    Wisconsin Corporate
                 Central Credit Union                   2,900,000    2,900,000
  2,750,000    Wisconsin Electric
                 Power Co.                              2,750,000    2,750,000
                                                      -----------  -----------
                   Total short-term
                     investments                       12,281,361   12,281,361
                                                      -----------  -----------
                   Total investments                  $90,751,046   92,438,068
                                                      -----------
                                                      -----------
               Cash and receivables, less
                 liabilities -- 1.0% (A)<F4>                           897,834
                                                                   -----------
                   NET ASSETS                                      $93,335,902
                                                                   -----------
                                                                   -----------
               Net Asset Value Per Share ($0.01 par
                 value indefinite shares authorized),
                 offering and redemption price
                 ($93,335,902 / 5,371,736
                 shares outstanding)                                    $17.38
                                                                        ------
                                                                        ------

 *<F3>  Non-income producing security.
(a)<F4> Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund, Inc.
STATEMENT OF OPERATIONS
For the Year Ending September 30, 2002

INCOME:
     Dividends                                                     $   699,443
     Interest                                                          133,284
                                                                   -----------
          Total income                                                 832,727
                                                                   -----------

EXPENSES:
     Management fees                                                   637,447
     Administrative services                                            59,346
     Transfer agent fees                                                38,656
     Registration fees                                                  34,702
     Professional fees                                                  27,825
     Printing and postage expense                                       18,699
     Custodian fees                                                     17,596
     Board of Directors fees                                             6,500
     Other expenses                                                     15,097
                                                                   -----------
          Total expenses                                               855,868
                                                                   -----------
NET INVESTMENT LOSS                                                    (23,141)
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS                                     1,013,927
NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS              (4,911,925)
                                                                   -----------
NET LOSS ON INVESTMENTS                                             (3,897,998)
                                                                   -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS               $(3,921,139)
                                                                   -----------
                                                                   -----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2002 and 2001

                                                                                                      2002                2001
                                                                                                    --------            --------
OPERATIONS:
     Net investment (loss) income                                                                  $   (23,141)        $     1,503
     Net realized gain on investments                                                                1,013,927           5,978,086
     Net decrease in unrealized appreciation on investments                                         (4,911,925)           (856,475)
                                                                                                   -----------         -----------
          Net (decrease) increase in net assets resulting from operations                           (3,921,139)          5,123,114
                                                                                                   -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net realized gains ($2.68206 and $1.07157 per share, respectively)          (7,410,548)         (2,701,969)
                                                                                                   -----------         -----------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (3,206,602 and 775,709 shares, respectively)                       62,435,228          15,509,371
     Net asset value of shares issued in distributions (395,430 and 150,846 shares, respectively)    7,126,131           2,571,631
     Cost of shares redeemed (885,628 and 775,461 shares, respectively)                            (16,942,878)        (15,468,377)
                                                                                                   -----------         -----------
          Net increase in net assets derived from Fund share activities                             52,618,481           2,612,625
                                                                                                   -----------         -----------
          TOTAL INCREASE                                                                            41,286,794           5,033,770
NET ASSETS AT THE BEGINNING OF THE YEAR                                                             52,049,108          47,015,338
                                                                                                   -----------         -----------
NET ASSETS AT THE END OF THE YEAR                                                                  $93,335,902         $52,049,108
                                                                                                   -----------         -----------
                                                                                                   -----------         -----------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Common Stock Fund, Inc.
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                        YEARS ENDED SEPTEMBER 30,
                                                    ------------------------------------------------------------------
                                                     2002           2001           2000           1999           1998
                                                    ------         ------         ------         ------         ------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of year                  $19.60         $18.77         $16.32         $18.49         $26.53
Income from investment operations:
   Net investment (loss) income                      (0.01)*<F5>     0.00          (0.03)         (0.03)         (0.02)
   Net realized and unrealized
     gains (losses) on investments                    0.47**<F6>     1.90           2.91           2.57          (4.15)
                                                    ------         ------         ------         ------         ------
Total from investment operations                      0.46           1.90           2.88           2.54          (4.17)

Less distributions:
   Dividends from net investment income                 --             --             --             --          (0.01)
   Distributions from net realized gains             (2.68)         (1.07)         (0.43)         (4.71)         (3.86)
                                                    ------         ------         ------         ------         ------
Total from distributions                             (2.68)         (1.07)         (0.43)         (4.71)         (3.87)
                                                    ------         ------         ------         ------         ------
Net asset value, end of year                        $17.38         $19.60         $18.77         $16.32         $18.49
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                               2.2%          11.0%          18.4%          16.4%         (17.6%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                93,336         52,049         47,015         39,115         39,047
Ratio of expenses to average net assets               1.1%           1.2%           1.2%           1.3%           1.2%
Ratio of net investment (loss) income
  to average net assets                              (0.0%)          0.0%          (0.2%)         (0.2%)         (0.1%)
Portfolio turnover rate                              28.8%          46.8%          46.7%          75.9%          54.3%

 *<F5> In 2002, net investment loss per share is calculated using average shares outstanding.
**<F6> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund, Inc.
NOTES TO FINANCIAL STATEMENTS
September 30, 2002


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --
          The following is a summary of significant accounting policies of the FMICommon Stock Fund, Inc. (the "Fund") (formerly known as the Fiduciary Capital Growth Fund, Inc.), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of Wisconsin on July 29, 1981. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates market value. For financial reporting purposes, investment transactions are recorded on trade date.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay FMI a monthly management fee at the annual rate of 1% of the daily net assets up to and including $30,000,000 and 0.75% of the daily net assets of the Fund in excess of $30,000,000. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.1% of the daily net assets up to and including $30,000,000 and 0.05% of the daily net assets of the Fund in excess of $30,000,000.

(3)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(4)  INVESTMENT TRANSACTIONS --

          For the year ended September 30, 2002, purchases and proceeds of sales of investment securities (excluding short-term investments) were $56,103,716 and $19,057,703, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of September 30, 2002, liabilities of the Fund included the following:

             Payable to brokers for investments purchased          $   909,124
             Payable to FMI for management and administrative fees      66,818
             Other liabilities                                          29,367

(6)  SOURCES OF NET ASSETS --

          As of September 30, 2002, the sources of net assets were as follows:

             Fund shares issued and outstanding                    $92,183,908
             Net unrealized appreciation on investments              1,687,022
             Accumulated net realized losses on investments           (535,028)
                                                                   -----------
                                                                   $93,335,902
                                                                   -----------
                                                                   -----------

(7)  INCOME TAX INFORMATION --

          The following information for the Fund is presented on an income tax basis as of September 30, 2002:

                       GROSS             GROSS         NET UNREALIZED     DISTRIBUTABLE     DISTRIBUTABLE
      COST OF        UNREALIZED       UNREALIZED        APPRECIATION         ORDINARY         LONG-TERM
     INVESTMENTS    APPRECIATION     DEPRECIATION      ON INVESTMENTS         INCOME        CAPITAL GAINS
     -----------    ------------     ------------      --------------         ------        -------------
     $90,845,375    $10,079,177       $8,486,484         $1,592,693             $0               $0

          The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

          The tax components of dividends paid during the year ended September 30, 2002, capital loss carryovers as of September 30, 2002, and tax basis post-October losses as of September 30, 2002, which are not recognized for tax purposes until the first day of the following fiscal year are:

       ORDINARY            LONG-TERM         NET CAPITAL
        INCOME           CAPITAL GAINS           LOSS           POST-OCTOBER
     DISTRIBUTIONS       DISTRIBUTIONS        CARRYOVERS           LOSSES
     -------------       -------------        ----------           ------
       $559,512           $6,851,036              $0              $440,699

          For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended September 30, 2002 which is designated as qualifying for the dividends received deduction is 77% (unaudited).

FMI Common Stock Fund, Inc.
DIRECTORS AND OFFICERS

                                                                                                # OF FUNDS    OTHER
                                      TERM OF          PRINCIPAL                                IN COMPLEX    DIRECTORSHIPS
                          POSITION    OFFICE AND       OCCUPATION                               OVERSEEN      HELD BY
NAME, AGE                 HELD WITH   LENGTH OF        DURING PAST                              BY DIRECTOR   DIRECTOR
AND ADDRESS               THE FUND    TIME SERVED      FIVE YEARS                               OR OFFICER    OR OFFICER
-----------               ---------   -----------      -----------                              ----------    -------------
"DISINTERESTED PERSONS" OF THE FUND:

Barry K. Allen, 54        Director    Indefinite Term  Mr. Allen is Executive Vice President          8       Harley-Davidson, Inc.
1801 California Street                Since October    of Qwest Communications International,                 and Cobalt
Denver, CO 80202                      1996             Inc. a global communications company                   Corporation
                                                       since September, 2002.  Prior to this,
                                                       Mr. Allen had served as President of
                                                       Allen Enterprises, LLC, a private equity
                                                       investments management company he
                                                       founded after retiring from Ameritech in
                                                       July 2000.  Mr. Allen served as an officer
                                                       of Ameritech from August 1995 to July
                                                       2000.

George D. Dalton, 74      Director    Indefinite Term  Mr. Dalton is Chairman and Chief               8       Clark/Bardes Inc.
20825 Swenson Drive                   Since January    Executive Officer of Call_Solutions.com,
Waukesha, WI  53186                   1998             Inc. Prior to January 2000, Mr. Dalton
                                                       was Chairman of the Board and Chief
                                                       Executive Officer of Fiserv, Inc., and had
                                                       served in that capacity since 1984.

Gordon H.                 Director    Indefinite Term  Mr. Gunnlaugsson recently retired from         8       Renaissance Learning,
  Gunnlaugsson, 58                    Since March      M&I Corporation. He was employed by                    Inc.
c/o Fiduciary                         2001             M&I Corporation from June 1, 1970 to
  Management, Inc.                                     December 31, 2000 where he most
225 E. Mason St.                                       recently held the positions of Executive
Milwaukee, WI 53202                                    Vice President and Chief Financial Officer.

Paul S. Shain, 39         Director    Indefinite Term  Mr. Shain is President and Chief Operating     8       None
5520 Research                         Since March      Officer of Berbee Information Networks,
  Park Drive                          2001             and has been employed by such firm since
Madison, WI  53711                                     January 2000. Prior to joining Berbee
                                                       Information Networks, Mr. Shain spent
                                                       12 years at Robert W. Baird & Co.,
                                                       Incorporated, most recently as Managing
                                                       Director and Director of Equity Research.

"INTERESTED PERSONS" (AS DEFINED IN THE ACT) OF THE FUND:

Ted D. Kellner, 56        Director,   Since July       Mr. Kellner is Chairman of the Board           8       Marshall & Ilsley
c/o Fiduciary             President   1981             and Chief Executive Officer of Fiduciary               Corporation
  Management, Inc.        and                          Management, Inc. which he co-founded
225 E. Mason St.          Treasurer                    in 1980.
Milwaukee, WI  53202

Donald S. Wilson,*<F7> 59 Director,   Indefinite Term  Mr. Wilson is Vice Chairman and                8       None
c/o Fiduciary             Vice        Since July       Treasurer of Fiduciary Management, Inc.
  Management, Inc.        President   1981             which he co-founded in 1980.
225 E. Mason St.          and
Milwaukee, WI  53202      Secretary

Patrick J. English, 41    Director    Since January    Mr. English is President of Fiduciary          8       None
c/o Fiduciary             and Vice    1998             Management, Inc. and has been employed
  Management, Inc.        President                    by the Adviser in various capacities since
225 E. Mason St.                                       December, 1986.
Milwaukee, WI 53202

Gary G. Wagner, 59        Vice        Since February   Mr. Wagner is Executive Vice President         8       None
c/o Fiduciary             President   1992             of Fiduciary Management, Inc. and has
  Management, Inc.        and                          been employed by the Adviser in various
225 E. Mason St.          Assistant                    capacities since January, 1988.
Milwaukee, WI 53202       Secretary

Camille F. Wildes, 50     Vice        Since December   Ms. Wildes is a Vice-President of              8       None
c/o Fiduciary             President   1999             Fiduciary Management, Inc. and has
  Management, Inc.        and                          been employed by the Adviser in various
225 E. Mason St.          Assistant                    capacities since December, 1982.
Milwaukee, WI 53202       Treasurer

*<F7> Messrs. Kellner, Wilson and English are "interested persons" of the Fund because they are officers of the Fund and the Adviser.

For additional information about the Directors and Officers, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge.

                          FMI COMMON STOCK FUND, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                                  800-811-5311
                                       or
                                  414-765-4124

                                   CUSTODIAN
                    U.S. BANK INSTITUTIONAL TRUST & CUSTODY
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMICommon Stock Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.